UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 30, 2016 (December 23, 2016)

Date of Report (Date of Earliest Event Reported)

Harte Hanks, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7120	74-1677284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9601 McAllister Freeway, Suite 610

San Antonio, Texas 78216

(210) 829-9000

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02                                        Termination of a Material Definitive Agreement.

The information set forth in Item 2.01 is incorporated by reference herein.

On December 23, 2016, in connection with the previously announced sale of the equity interests of Trillium Software Inc. (“Trillium”), Harte-Hanks Trillium UK Limited (“Trillium UK”) and Harte-Hanks Trillium Software Germany GmbH (“Trillium Germany” and together with Trillium and Trillium UK, the “Target Companies”), Harte Hanks, Inc. (“Harte Hanks”) terminated all commitments and repaid in full all outstanding loans, together with interest and all other amounts due in connection with such repayment, under that certain credit agreement dated March 10, 2016, by and among Harte Hanks, Wells Fargo Bank, N.A., as Administrative Agent, and the other parties thereto, as amended (the “Credit Agreement”), and terminated the Credit Agreement. Prepayment penalties of approximately $1.3 million were incurred as a result of the termination of the Credit Agreement.

Item 2.01                                        Completion of Acquisition or Disposition of Assets.

On December 23, 2016, (i) Harte Hanks completed the previously announced sale of Trillium to Syncsort Incorporated (“Syncsort US”), (ii) Harte-Hanks UK Limited (“UK Seller”) completed the previously announced sale of Trillium UK to Syncsort Limited (“UK Buyer”) and (iii) Harte-Hanks GmbH (“German Seller” and together with Harte Hanks and UK Seller, the “Sellers”) completed the previously announced sale of Trillium Germany to Syncsort GmbH (“German Buyer” and together with Syncsort and UK Buyer, the “Syncsort Buyers”), in each case pursuant to that certain Stock Purchase Agreement (the “Purchase Agreement”) entered into on November 29, 2016 by and among the Sellers, the Syncsort Buyers, the Target Companies, and Harte Hanks, Inc., in its capacity as representative of the Sellers (such transaction, the “Trillium Sale”).  The aggregate consideration received by the Sellers in respect of the Target Companies from the Syncsort Buyers was approximately $112 million in cash, less estimated purchase price adjustments, pursuant to the terms of the Purchase Agreement. A portion of the cash consideration has been deposited into escrow to support post-closing purchase price adjustments and the Sellers’ indemnification obligations.

The information set forth in Harte Hanks’ Current Report on Form 8-K filed on December 5, 2016 is incorporated by reference herein.  The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01                                        Other Events.

On December 23, 2016, Harte Hanks issued a press release regarding the completion of the Trillium Sale.  A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K and in any exhibits furnished or filed herewith that relate to Harte Hanks’ future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that are not historical facts and can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “likely,” “could,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “estimate,” “intend” or “anticipate” or the negative thereof, and may include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding expected timing, completion, costs, effects, plans, objectives, expectations or consequences of the Trillium Sale, and statements about the future performance, operations, products and services of Harte Hanks, including future financial and operating results and expectations for sales growth. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, including uncertainties regarding the completion of and proceeds from the Trillium Sale, uncertainties relating to our future costs, and other risks and uncertainties detailed in our filings with the Securities and Exchange Commission, including under “Item 1A.  Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015.  All forward-looking statements speak only as of the date hereof and are based on current information, expectations and estimates and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results and events to vary materially from what is expressed in or indicated by the forward-looking statements. In such an event, our business, financial condition, results of operations or liquidity could be materially adversely affected and investors in our securities could lose part or all of their investments.  Readers are strongly urged to read the full cautionary statements contained in those materials. We assume no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01                                        Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following pro forma financial information required under Item 9.01(b) in connection with the disposition described in Item 2.01 herein is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein:

•      Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2016.

•         Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2016.

•      Unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31 of 2015, 2014 and 2013.

•      Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d)

Exhibit Number	Exhibit Title

2.1*

Stock Purchase Agreement, dated November 29, 2016, by and among Syncsort Incorporated, Syncsort Limited, Syncsort GmbH, Harte Hanks, Inc., Harte-Hanks UK Limited, Harte-Hanks GmbH, Trillium Software, Inc., Harte-Hanks Trillium UK Limited, Harte-Hanks Trillium Software Germany GmbH and Harte Hanks, Inc. as sellers’ representative.

99.1	Unaudited Pro Forma Condensed Combined Financial Information of Harte Hanks, Inc.

99.2	December 23, 2016 Press Release of Harte Hanks, Inc. announcing the sale of the Target Companies to the Syncsort Buyers.

*Schedules to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Harte Hanks undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2016		HARTE HANKS, INC.

	By:	/s/ Robert L. R. Munden
Executive Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title

2.1*

Stock Purchase Agreement, dated November 29, 2016, by and among Syncsort Incorporated, Syncsort Limited, Syncsort GmbH, Harte Hanks, Inc., Harte-Hanks UK Limited, Harte-Hanks GmbH, Trillium Software, Inc., Harte-Hanks Trillium UK Limited, Harte-Hanks Trillium Software Germany GmbH and Harte Hanks, Inc. as sellers’ representative.

99.1	Unaudited Pro Forma Condensed Combined Financial Information of Harte Hanks, Inc.

99.2	December 23, 2016 Press Release of Harte Hanks, Inc. announcing the sale of the Target Companies to the Syncsort Buyers.

*Schedules to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Harte Hanks undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.